SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C. 20549


                             FORM 8-K


                          CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  February 8, 2001
(Date of earliest event report):  February 3, 2001


                 ADVANTAGE MARKETING SYSTEMS, INC.
      (Exact Name of Registrant as Specified in its Charter)


     OKLAHOMA                001-13343               73-1323256
  (State or Other        (Commission File           (IRS Employer
  Jurisdiction of             Number)              Identification
 Incorporation or                                      Number)
   Organization)

 2601 N.W. Expressway, Suite 1210W, Oklahoma City, OK       73112
     (Address of Principal Executive Offices)           (Zip Code)


Registrant's telephone number, including area code:  (405)842-0131

ITEM 5. Other Events

On February 3, 2001, Advantage Marketing Systems, Inc. ("AMS") made a slide presentation at a capital conference sponsored by the Southern California Investment Association, Inc. The text of the slides are included herein as Exhibit 99.

ITEM 7. Financial Statements and Exhibits

   (c) Exhibits

99.1      Slide Presentation made February 3, 2001.

                         SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                              ADVANTAGE MARKETING SYSTEMS, INC.

                                   REGGIE COOK
                              By:  Reggie Cook
                                   Chief Financial Officer

Date:  February 8, 2001

                        EXHIBIT INDEX

Exhibit
No.        Description              Method of Filing
-------    -----------              ----------------
99.1       Slide presentation of    Filed herewith electronically
           February 3, 2001